SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  August 14, 2000
--------------------------------
(Date of earliest event reported)


             Credit Suisse First Boston Mortgage Securities Corp.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                   333-51771                 13-3320910
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                11 Madison Avenue, New York, New York 10010-3629
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                      Address of Principal Executive Office




      Registrant's telephone number, including area code: (212) 325-3629

ITEM 5.  OTHER EVENTS.

            On August 4, 2000, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2000-C1 in nineteen classes (the "Certificates"). The Class A-1, Class A-2, Class B, Class C and Class D Certificates, with an aggregate principal balance of $971,600,000, were sold to Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated July 27, 2000, between the Registrant and the Underwriters. The Certificates were issued pursuant to a pooling and servicing agreement, dated as of July 11, 2000 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank Minnesota, N.A., as trustee, CapMark Services, L.P., as servicer, Lennar Partners, Inc., as special servicer, and National Consumer Cooperative Bank, as servicer and special servicer, a copy of which is filed as
Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate multifamily and commercial mortgage loans (the "Mortgage Loans"). Certain of the Mortgage Loans were acquired by the Registrant from Credit Suisse First Boston Mortgage Capital LLC (the "CSFB Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of July 11, 2000 (the "CSFB Mortgage Loan Purchase Agreement"), between the CSFB Mortgage Loan Seller and the Registrant. The remaining Mortgage Loans were acquired from Morgan Stanley Dean Witter Mortgage Capital Inc. (the "MSDWMC Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of July 11, 2000 (the "MSDWMC Mortgage Loan Purchase Agreement"), between the MSDWMC Mortgage Loan Seller and the Registrant and from National Consumer Cooperative Bank (the "NCCB Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of July 11, 2000 (the "NCCB Mortgage Loan Purchase Agreement"), between the NCCB Mortgage Loan Seller and the Registrant.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Exhibit No.                      Description
      -----------                      -----------

          4.1                Pooling and Servicing Agreement

          4.2                  CSFB Mortgage Loan Purchase
                                        Agreement

          4.3                 MSDWMC Mortgage Loan Purchase
                                        Agreement

          4.4                  NCCB Mortgage Loan Purchase
                                        Agreement

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                    MORTGAGE SECURITIES CORP.


                                   By: /s/ Debra Huddleston
                                       --------------------------
                                       Name:  Debra Huddleston
                                       Title: Vice-President

Date:August 14, 2000

                                  EXHIBIT INDEX
                                  -------------

  Exhibit No.               Description             Paper (P) or Electronic (E)
  -----------               -----------             ---------------------------

      4.1         Pooling and Servicing Agreement              E

      4.2           CSFB Mortgage Loan Purchase                E
                             Agreement

      4.3          MSDWMC Mortgage Loan Purchase               E
                             Agreement

      4.4           NCCB Mortgage Loan Purchase                E
                             Agreement